SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): July 1, 2015

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On March 11, 2015, the Registrant filed a Form 8-K to report that WHLR-Beaver Ruin Village, LLC, a Delaware limited liability company (“WHLR-Beaver Ruin Village”) and a wholly-owned subsidiary of Wheeler REIT, L.P., a Virginia limited partnership of which the Registrant is the sole general partner (the "Operating Partnership"), entered into a Sale Agreement as buyer, with Connolly Beaver Ruin, LLC, a Georgia limited liability company, as seller, for the purchase of a retail shopping center in Lilburn, Georgia, commonly known as Beaver Ruin Village, for the sales price of Twelve Million Three Hundred Fifty Thousand and 00/100 Dollars ($12,350,000).
On July 1, 2015, WHLR-Beaver Ruin Village closed the transaction and acquired Beaver Ruin Village for $12,350,000.
No director, officer or affiliate of the Registrant is affiliated with Connolly Beaver Ruin, LLC.
On March 26, 2015, the Registrant filed a Form 8-K to report that WHLR-Beaver Ruin Village II, LLC, a Delaware limited liability company (“WHLR-Beaver Ruin Village II”) and a wholly-owned subsidiary of the Operating Partnership, entered into a Sale Agreement as buyer, with ARCADO II, LLC, a Georgia limited liability company, as seller, for the purchase of a retail shopping center in Lilburn, Georgia, commonly known as Beaver Ruin Village II, for the sales price of Four Million Three Hundred Seventy Five Thousand and 00/100 Dollars ($4,375,000).
On July 1, 2015, WHLR-Beaver Ruin Village II closed the transaction and acquired Beaver Ruin Village II for $4,375,000.
No director, officer or affiliate of the Registrant is affiliated with ARCADO II, LLC.
On July 1, 2015, the Registrant issued a press release announcing the completion of the acquisitions of Beaver Ruin Village and Beaver Ruin Village II, which is included as Exhibit 99.1 to this Form 8-K.
On June 30, 2015, the Registrant, through WHLR-Columbia Fire Station, LLC, a Virginia limited liability company and a wholly-owned subsidiary of the Operating Partnership, entered into a Sale Agreement as buyer, with Capital Places VII, LLC, a South Carolina limited liability company, as seller, for a developmental property known as Columbia Fire House for Two Million Four Hundred Thousand and 00/100 Dollars ($2,400,000). Columbia Fire House is a one acre parcel of land located in Columbia, South Carolina, with two buildings that once housed the Columbia Fire Department's headquarters from 1950 until 1995. The Registrant intends to redevelop Columbia Fire House for retail use.
No director, officer or affiliate of the Registrant is affiliated with Capital Places VII, LLC.
On July 2, 2015, the Registrant issued a press release announcing the completion of the acquisition of Columbia Fire House, which is included as Exhibit 99.2 to this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.
Historical financial information for Beaver Ruin Village and Beaver Ruin Village II was filed on separate Forms 8-K on July 1, 2015. No historical financial information is required for Columbia Fire House.

(b)	Pro forma financial information.
Pro forma financial information for Beaver Ruin Village and Beaver Ruin Village II was filed on separate Forms 8-K on July 1, 2015. No pro forma financial information is required for Columbia Fire House.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.
99.1    Press release, dated July 1, 2015, announcing the completion of the acquisitions of Beaver Ruin Village and Beaver Ruin Village II.
99.2    Press release, dated July 2, 2015, announcing the acquisition of Columbia Fire House.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: July 6, 2015

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press release, dated July 1, 2015, announcing the completion of the acquisitions of Beaver Ruin Village and Beaver Ruin Village II.
99.2	Press release, dated July 2, 2015, announcing the acquisition of Columbia Fire House.